NASCOR MORTGAGE LOAN POOL
                                                      20 TO 30 -YEAR FIXED RATE
                                                        RELOCATION MORTGAGES
                                                        NASCOR SERIES 1999-17
                                                       POOL PROFILE (4/22/99)

                                                         ---------------------      ----------------------
                                                                 Bid                      Tolerance
                                                         ---------------------      ----------------------

     AGGREGATE PRINCIPAL BALANCE                                 $225,000,000                  (+/- 5.00%)

     MORTGAGE LOAN CUTOFF DATE                                       1-May-99
     INTEREST RATE RANGE                                        5.75% - 8.25%
     GROSS WAC                                                          6.72%                (+/- 10 Bps%)
     WEIGHTED AVERAGE SERVICE FEE                                      25 bps
     MASTER SERVICING FEE                                             1.7 bps
     WAM (in months)                                                      359                (+/- 2 month)

     WALTV                                                                77%                (maximum 80%)

     CALIFORNIA %                                                         27%                (maximum 30%)
     SINGLE LARGEST ZIP CODE CONCENTRATION                                 2%                (maximum  3%)

     AVERAGE LOAN BALANCE                                            $364,004           (maximum $370,000)
     LARGEST INDIVIDUAL LOAN BALANCE                               $1,049,096         (maximum $1,250,000)

     CASH-OUT REFINANCE %                                                  0%                (maximum  3%)

     PRIMARY RESIDENCE %                                                 100%                (minimum 97%)

     SINGLE-FAMILY DETACHED %                                             97%                (minimum 94%)

     FULL DOCUMENTATION %                                                 55%                (minimum 52%)

     UNINSURED GREATER THAN 80% LTV %                                     13%                (maximum 15%)

     TEMPORARY BUYDOWNS                                                    0%                (maximum  2%)

     WEIGHTED AVERAGE FICO SCORE                                          729                (minimum 726)



             THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY
               THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN
                           THE PROSPECTUS SUPPLEMENT.


(1) All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

                            NASCOR MORTGAGE LOAN POOL
                            20 TO 30 -YEAR FIXED RATE
                              RELOCATION MORTGAGES
                              NASCOR SERIES 1999-17
                               PRICING INFORMATION


     RATING AGENCIES                          TBD by Norwest

     PASS THRU RATE                                    6.25%

     ASSUMED SIZE OF PRINCIPAL ONLY CLASS              0.77%

     PRICING DATE

     FINAL STRUCTURE DUE DATE                      11-May-99         9:00 AM

     SETTLEMENT DATE                               28-May-99

     ASSUMED SUB LEVELS                                  AAA          3.150%
                                                          AA          1.150%

                                                           A          0.750%

                                                         BBB          0.500%

                                                          BB          0.250%

                                                           B          0.150%


                        Note: AAA Class will be rated by two rating agencies. AA through B Classes will be rated by one rating agency.



     NASCOR may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 1999-17. The principal only certficate created by the discount mortgage loans will not be included in the bid on the pricing date.



     NASCOR CONTACTS                        Wayne Creadick (301)846-8452
                                            Brad Davis (301)846-8009